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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): OCTOBER 3, 2001

                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-14521                  51-0370352
(State or other jurisdiction of        (Commission            (I.R.S. Employer
        incorporation)                File Number)           Identification No.)



                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 281-293-1000





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ITEM 5.  OTHER EVENTS

         On October 3, 2001, Conoco Inc. (the "Company") entered into a Terms Agreement (incorporating by reference the terms of an Underwriting Agreement relating to unsecured debt securities of the Company (the "Conoco Underwriting Agreement")) dated October 3, 2001 (the "Conoco Terms Agreement") with Banc of America Securities LLC, Deutsche Bank Alex. Brown Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule A to the Conoco Terms Agreement, relating to the offering by the Company of $500,000,000 principal amount of Floating Rate Notes due October 15, 2002 and $500,000,000 principal amount of Floating Rate Notes due April 15, 2003 (collectively, the "Conoco Notes"). Also on October 3, 2001, the Company and Conoco Funding Company, a wholly owned finance subsidiary of the Company ("Conoco Funding"), entered into a Terms Agreement (incorporating by reference the terms of an Underwriting Agreement relating to unsecured debt securities of Conoco Funding fully and unconditionally guaranteed by the Company (the "Conoco Funding Underwriting Agreement")) dated October 3, 2001 (the "Conoco Funding Terms Agreement") with Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named in Schedule A to the Conoco Funding Terms Agreement, relating to the offering by Conoco Funding of $1,250,000,000 principal amount of 5.45% Notes due 2006, $1,750,000,000 principal amount of 6.35% Notes due 2011 and $500,000,000 principal amount of 7.25% Notes due 2031 fully and unconditionally guaranteed by the Company (collectively, the "Conoco Funding Notes"). Each of such offerings is to be made under the Registration Statement of the Company and Conoco Funding on Form S-3 (Registration Nos. 333-69198 and 333-69198-01; the "Registration Statement"). The Conoco Notes will be issued under an Indenture, dated as of April 15, 1999, between the Company and Bank One, N.A., as trustee, which was filed as Exhibit 4.1 to the Registration Statement. The Conoco Funding Notes will be issued under an Indenture, to be dated as of October 11, 2001, between Conoco Funding, the Company and Bank One, N.A., as trustee (the "Conoco Funding Trustee"), a form of which was filed as Exhibit 4.2 to the Registration Statement.

         Each of (i) the form of Conoco Underwriting Agreement, (ii) the Conoco Terms Agreement, (iii) the form of Conoco Funding Underwriting Agreement, (iv) the Conoco Funding Terms Agreement, (v) the form of the terms of the Conoco Notes, including the form of Conoco Note, (vi) the form of the terms of the Conoco Funding Notes, including the form of Conoco Funding Note, (vii) an opinion of Baker Botts L.L.P., counsel to the Company, as to certain tax matters and (viii) the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Conoco Funding Trustee on Form T-1 is being filed as an exhibit to this report.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           1.1             --  Form of Conoco Underwriting Agreement

           1.2             --  Conoco Terms Agreement

           1.3             --  Form of Conoco Funding Underwriting Agreement

           1.4             --  Conoco Funding Terms Agreement

           4.1             --  Form of the terms of the Conoco Notes, including
                               the form of Conoco Note

           4.2             --  Form of the terms of the Conoco Funding Notes,
                               including the form of Conoco Funding Note

           8.1             --  Opinion of Baker Botts L.L.P. as to certain tax
                               matters

          25.1             --  Statement of Eligibility and Qualification under
                               the Trust Indenture Act of 1939 of the Conoco Funding Trustee on Form T-1






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CONOCO INC.



                                       By:   /s/ Robert W. Goldman
                                          --------------------------------------
                                          Name:  Robert W. Goldman
                                          Title: Senior Vice President, Finance,
                                                 and Chief Financial Officer


Date:  October 5, 2001




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                                  EXHIBIT INDEX


       EXHIBIT NO.         DESCRIPTION
       -----------         -----------

           1.1             --  Form of Conoco Underwriting Agreement

           1.2             --  Conoco Terms Agreement

           1.3             --  Form of Conoco Funding Underwriting Agreement

           1.4             --  Conoco Funding Terms Agreement

           4.1             --  Form of the terms of the Conoco Notes, including
                               the form of Conoco Note

           4.2             --  Form of the terms of the Conoco Funding Notes,
                               including the form of Conoco Funding Note

           8.1             --  Opinion of Baker Botts L.L.P. as to certain tax
                               matters

          25.1             --  Statement of Eligibility and Qualification under
                               the Trust Indenture Act of 1939 of the Conoco Funding Trustee on Form T-1